UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 18, 2012

Dynamic Energy Alliance Corporation
(Exact name of registrant as specified in its charter)

Florida	0-11050	59-2181303
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	IRS Employer Identification No.)

Memphis Clark Tower 5100 Popular Avenue, Ste. 2700 Memphis, TN 38137
(Address of principal executive offices)

(901) 414-0003
(Issuer’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

FORWARD LOOKING STATEMENTS

This Current Report on Form 8-K contains forward-looking statements that are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. By their nature, forward-looking statements and forecasts involve risks and uncertainties because they relate to events and depend on circumstances that will occur in the near future. Forward-looking statements speak only as of the date they are made, are based on various underlying assumptions and current expectations about the future. We caution readers that any forward-looking statements are not guarantees of future performance and that actual results could differ materially from those contained or implied in the forward-looking statements. Such forward-looking statements include, but are not limited to, statements about the terms and conditions of the agreement described herein. In some cases, you may identify forward-looking statements by words such as “may,” “should,” “plan,” “intend,” “potential,” “continue,” “believe,” “expect,” “predict,” “anticipate” and “estimate,” the negative of these words or other comparable words. These statements are only predictions. One should not place undue reliance on these forward-looking statements. The forward-looking statements are qualified by their terms and/or important factors, many of which are outside the Company’s control, involve a number of risks, uncertainties and other factors that could cause actual results and events to differ materially from the statements made. The forward-looking statements are based on the Company’s beliefs, assumptions and expectations about the Company’s future performance and the future performance of the entity being acquired, taking into account information currently available to the Company. These beliefs, assumptions and expectations can change as a result of many possible events or factors, including those events and factors described in “Risk Factors” in the Company’s recent Annual Reports on Form 10-K, and the Company’s recent Quarterly Reports, filed with the SEC, not all of which are known to the Company. The Company will update this forward-looking information only to the extent required under applicable securities laws. Neither the Company nor any other person assumes responsibility for the accuracy or completeness of these forward-looking statements.

ITEM 1.01	ENTRY INTO A MATERIAL DEFINATIVE AGREEMENT

On July 10 of last year (2011), the Company executed a five-year non-exclusive consulting agreement with Key Services, Inc. (“Consultant”), whereby Consultant agreed to locate and assist in the Company’s development and construction of future energy campus projects.  The Company agreed to pay compensation to Consultant in the form of cash in an amount equal to $20,000 per month or at the Company’s option (if funds were not available), restricted shares of the Company’s common stock, valued at the average closing price of Company’s common stock over the preceding 20 trading days. The Consulting Agreement also provided that Consultant would be entitled to additional fees, including but not limited to, joint venture, partnership, consulting, developer, contractor and/or project management fees, in amounts and in a form to be negotiated separately, and agreed to in writing on a project-by-project basis by both parties.  As of July 18, 2012, there had accrued, but remained unpaid and owing to Consultant, a total of $121,863.01 in consulting fees due under this Consulting Agreement.

On July 18, 2012, Dynamic Energy Alliance Corporation, a Florida corporation (“Company”) executed an Addendum No. 1 to said Consulting Agreement (the “Addendum”), (incorporated by reference hereto as Exhibit 9.01), which substantially changed the terms for compensation under the Consulting Agreement, and made certain other changes, as follows:

(a)
The Company agreed to settle in full the past due and outstanding obligation for prior consulting fees to the Consultant which aggregated $121,863.01, at July 18, 2012, by the immediate private issuance of 609,315 shares of the Company’s restricted Common. Stock to Consultant.

(b)
The Consultant agreed to execute a separate Lock-up Agreement restricting the re sale of the above referenced Shares for a period of twelve (12) months after the date of expiration of the customary SEC Rule 144 restriction period (normally 6 months).

(c)	The Company and Consultant agreed to terminate payment of a $20,000 monthly consulting fee during the remaining term of the Consulting Agreement, beginning July 1, 2012..

(d)
 Reaffirmed the Parties agreement that the Company would pay Consultant additional fees to be separately negotiated, including site development, joint venture, partnership, consulting, developer, contractor and/or project management fees, on a project by project basis.

(e)	Provided that the Company has the right to assign its obligations under the Consulting Agreement to one or more wholly owned subsidiaries or related party entities.

The Amendment contains customary warranties and representations and indemnification and confidentiality provisions and provides that the Consultant is subject to noncompetition and noninterference covenants.

On July 18, 2012, the Company (and its wholly owned subsidiary, Dynamic Energy Development Corporation), also executed a Mutual Indemnification and Release Agreement (the “Agreement”), incorporated by reference hereto as Exhibit 9.02, with Petro Design and Development Corporation, a Delaware corporation (“PDDC”), and consultant, Key Services, Inc., and Lee Larson Elmore, individually (“LLE”), pursuant to which the parties agreed to resolve any and all claims either Party may have had against the other under, including but not limited to, any promises or commitments, verbal or written during the business dealing with each other prior to the date of the Agreement, and otherwise resolve their disputes on an amicable basis,  and which released each party from any and all prior understandings, agreements and/or other obligations, except for the continuation of the terms and condition set forth in the above described Addendum.

ITEM 3.02	UNREGISTERED SALES OF EQUITY SECURITIES.

The disclosure under Items 1.01 above is incorporated herein by reference in response to this Item 3.02. The Company Securities referenced in Items 1.01 were offered and sold to Key Services, Inc. in a private placement transaction in reliance upon exemptions from registration pursuant to Section 4(2) of the Securities Act of 1933, as amended.

Exhibit Number	Description

9.01	Amendment No. 1 to the Project Location and Consulting Agreement dated July 18, 2012

9.02	Mutual Indemnification and Release Agreement dated July 18, 2012

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DYNAMIC ENERGY ALLIANCE CORP.

Dated: July 31, 2012	By:	/s/ James Michael Whitfield
James Michael Whitfield
President, Chief Executive Officer,
Chief Financial Officer, Treasurer and Director